UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                               October 27, 2004
               Date of Report (Date of earliest event reported):


                   BEAR STEARNS ASSET BACKED FUNDING II INC.
                   -----------------------------------------

            (Exact name of registrant as specified in its charter)


   Delaware                 333-107577                    20-0120396
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(State or other              (Commission               (I.R.S. Employer
jurisdiction of             File Number)              Identification No.)
incorporation)


383 Madison Avenue
New York, New York                                       10179
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(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code: (212) 272-2000
                                                    --------------

                                      N/A
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        (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a- 12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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


Section 8 Other Events
          ------------


Item 8.01 Other Events.

         In connection with the proposed offering of Whole Auto Loan Trust 2004-1 Asset Backed Notes, attached as Exhibit 99 are certain materials ("the Computational Materials") prepared by Bear Stearns & Co. Inc. that are required to be filed pursuant to the no-action letter dated May 20, 1994 issued by the staff of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation-1, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation and the no-action letter dated February 15, 1995 issued by the staff of the Commission to the Public Securities Association. Although the Registrant provided Bear Stearns with certain information regarding the characteristics of the receivables in the related portfolio, the Company did not participate in the preparation of the Computational Materials.

Section 9 Financial Statements and Exhibits
          ---------------------------------

Item 9.01.  Financial Statements and Exhibits.

         Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report:

(a)      Financial statements of businesses acquired;

None

(b)      Pro forma financial information:

None

(c)      Exhibits:

Exhibit 99



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                                   SIGNATURE




         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.




                                        BEAR STEARNS ASSET BACKED
                                        FUNDING II INC.



                                        By:  /s/ Brant Brooks
                                             ---------------------
                                             Brant Brooks
                                             Senior Vice President


Date: October 27, 2004



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                                 EXHIBIT INDEX


Exhibit


No.      Description of Exhibit


99       Material prepared in connection with the proposed issuance by Whole
Auto Loan Trust 2004-1 Asset Backed Notes pursuant to the no-action letter dated May 20, 1994 issued by the staff of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation-1, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation and the no-action letter dated February 15, 1995 issued by the staff of the Commission to the Public Securities Association



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